Nareit REITworld 2024 Annual Conference November 18 - 21, 2024 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to our expectations for future periods. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Such forward-looking statements include, without limitation, statements regarding expected operating performance and results, property stabilizations, property acquisition and disposition activity, joint venture activity, development, redevelopment and repositioning activity and other capital expenditures, and capital raising and financing activity, as well as lease pricing, revenue and expense growth, occupancy, supply level, demand, job growth, interest rate and other economic expectations. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “projects,” “assumes,” “will,” “may,” “could,” “should,” “budget,” “target,” “outlook,” “proforma,” “opportunity,” “guidance” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, as described below, which may cause our actual results, performance or achievements to be materially different from the results of operations, financial conditions or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements included in this presentation may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. The following factors, among others, could cause our actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements: inability to generate sufficient cash flows due to unfavorable economic and market conditions, changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws, or other factors; exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry and sector; adverse changes in real estate markets, including, but not limited to, the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to increase or collect rental rates, competition, our ability to identify and consummate attractive acquisitions or development projects on favorable terms, our ability to consummate any planned dispositions in a timely manner on acceptable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns; failure of development communities to be completed within budget and on a timely basis, if at all, to lease-up as anticipated or to achieve anticipated results; unexpected capital needs; material changes in operating costs, including real estate taxes, utilities and insurance costs, due to inflation and other factors; inability to obtain appropriate insurance coverage at reasonable rates, or at all, losses due to uninsured risks, deductibles and self-insured retentions, or losses from catastrophes in excess of our coverage limits; ability to obtain financing at favorable rates, if at all, and refinance existing debt as it matures; level and volatility of interest or capitalization rates or capital market conditions; the effect of any rating agency actions on the cost and availability of new debt financing; the impact of adverse developments affecting the U.S. or global banking industry, including bank failures and liquidity concerns, which could cause continued or worsening economic and market volatility, and regulatory responses thereto; significant change in the mortgage financing market that would cause single-family housing or other alternative housing options, either as an owned or rental product, to become a more significant competitive product; our ability to continue to satisfy complex rules in order to maintain our status as a REIT for federal income tax purposes, the ability of MAALP to satisfy the rules to maintain its status as a partnership for federal income tax purposes, the ability of our taxable REIT subsidiaries to maintain their status as such for federal income tax purposes, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; inability to attract and retain qualified personnel; cyber liability or potential liability for breaches of our or our service providers’ information technology systems, or business operations disruptions; potential liability for environmental contamination; changes in the legal requirements we are subject to, or the imposition of new legal requirements, that adversely affect our operations; extreme weather and natural disasters; disease outbreaks and other public health events and measures that are taken by federal, state and local governmental authorities in response to such outbreaks and events; impact of climate change on our properties or operations; legal proceedings or class action lawsuits; impact of reputational harm caused by negative press or social media postings of our actions or policies, whether or not warranted; compliance costs associated with numerous federal, state and local laws and regulations; and other risks identified in reports we file with the Securities and Exchange Commission from time to time, including those discussed under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. We undertake no duty to update or revise any forward-looking statements appearing in this presentation to reflect events, circumstances or changes in expectations after the date of this presentation. REGULATION G This presentation contains certain non-GAAP financial measures within the meaning of the Securities Exchange Act of 1934, as amended. Our definitions of such non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures can be found in the accompanying Appendix and under the “Filings & Financials – Quarterly Results” navigation tab on the “For Investors” page of our website at www.maac.com. Cover: Development | MAA Robinson | Orlando, FL

At a Glance1 About MAA | Strong Performance Platform ~2,400 ~$1B A3/A- 3.9x 11.7% 123 Associates ‘24F Development Pipeline Investment Grade Rated Net Debt to Adj EBITDAre 10-Year Annual Compounded TSR At 10/31/2024 Consecutive Quarterly Cash Dividends Paid Since IPO2 30 S&P 500 $23.9B 104.5K Years Public Member Company Total Market Cap Apartment Units Pre-Purchase Development | MAA Sand Lake | Orlando, FL 1 As of 9/30/2024 unless otherwise noted 2 MAA’s quarterly dividend has never been suspended or reduced since first dividend payment on May 10, 1994

Strong Performance and Attractive Returns for Investors Core FFO per Share Expected 5-Year Compounded Annual Growth Rate of 6.7% Compounding Core FFO per Share growth through market cycles; high quality earnings stream Strong dividend track record; steady growth and well-covered Superior long-term shareholder returns compared to average of comparable multifamily peers Annual Compounded Total Shareholder Returns Long-term Returns Exceed Peer Average* At October 31, 2024 5 YR 10 YR 15 YR 20 YR MAA 5.1% 11.7% 12.7% 11.5% PEER AVG* 1.5% 6.9% 11.8% 9.3% 1 2024 Forecasted Core FFO per Share of $8.88 represents the midpoint of our guidance range of $8.80 to $8.96. 1 Annual Common Dividend per Share Paid Never Suspended or Reduced | A Solid Record of Growth and Stability SOURCE: S&P Global *Peer average includes: AVB, CPT, EQR, ESS, and UDR

Full Cycle Earnings Performance Source: Green Street; Company Filings 1 Peer constituents include AVB, CPT, EQR, ESS and UDR. 2008-2024F from Company Filings; 2025F-2028F from Green Street Over the long-term, MAA’s Same Store NOI growth outperforms the peer average with less volatility 3.7% SAME STORE NOI GROWTH MAA 3.3% SAME STORE NOI GROWTH PEER AVERAGE1 LONG TERM AVERAGE 2008 – 2028F Higher Growth 4.0% SAME STORE NOI GROWTH MAA 4.6% SAME STORE NOI GROWTH PEER AVERAGE1 STANDARD DEVIATION 2008 – 2028F Lower Volatility

Creating Value Through the Full Market Cycle Differentiated Portfolio Strategy Unique market focus…captures benefits of high growth and demand Submarket and property type/class diversification helps to lessen periodic supply-side pressures… drives strong, long-term and full-cycle performance Diversified renter price point… appeals to broadest segment of the rental market… creates stability Outlook & Update Portfolio strategy and market dynamics…support long-term rent growth prospects New development, redevelopment and tech initiatives…expected to drive meaningful future value creation External Growth Opportunities 30 years successful Sunbelt transactions + strong balance sheet…drive robust deal flow In-house new development operation + JV “pre-purchase” development program…expands growth platform Robust Redevelopment Program Proven unit interior redevelopment program...enhances long-term earnings potential Property repositioning program...expected to drive additional property-level rent growth Technology Initiatives & Innovation Smart home installations…expected to continue to enhance revenue in 2024 Tech advances in website lead generation & virtual leasing…expands prospect management effectiveness Balance Sheet Strength Strong, investment-grade balance sheet… positions us well to pursue new growth opportunities A3/A- credit rating reflects continued strength Sustainability Increasing focus on property efficiency measures…align with climate objectives Long-established focus on sustainability including driving energy/water use efficiency, strong governance and value for stakeholders Repositioned | MAA Gateway | Charlotte, NC

Our diverse portfolio of high-quality properties appeals to a broader segment of the rental market, driving higher demand Our portfolio strategy aims to deliver long-term growth and greater stability through the full market cycle A Proven Portfolio Strategy for Long-Term Growth & Stability + Repositioned | MAA Hyde Park | Tampa, FL

Unique Diversification & Balance Top 10 Markets1 1 3Q 2024 % Total Same Store NOI 2 Based on gross asset value at 9/30/2024 for total multifamily portfolio 3 Source: Yardi Matrix Asset Class Rating 4 Garden = 3 stories or less; Mid-rise = 4 to 9 stories; High rise = 10+ stories 70% 30% LARGE MARKETS2 MID-TIER MARKETS2 Multifamily Market Multifamily Market & Regional Office Multifamily Market & Corporate HQ Multifamily Development Underway 1 Atlanta, GA 11.7% 2 Dallas, TX 9.1% 3 Orlando, FL 7.3% 4 Tampa, FL 7.3% 5 Charlotte, NC 6.1% 6 Austin, TX 5.4% 7 Raleigh/Durham, NC 5.4% 8 Nashville, TN 4.8% 9 Houston, TX 4.2% 10 Charleston, SC 3.8% Diversified in PROPERTY TYPES2,4 Diversified in PROPERTY CLASS2,3 Diversified within SUBMARKETS2

Resident Income + Job Mix + Affordability = Solid Growth Opportunity + Collections SAME STORE RESIDENT PROFILE IN TOP MARKETS QTD AT 9/30/2024 AVG NEW RESIDENT INCOME AVG NEW LEASE RENT/ INCOME RESIDENT MED AGE RESIDENT % SINGLE TOP 5 EMPLOYMENT SECTORS 1 2 3 4 5 Atlanta, GA $103,698 20% 33 82% Dallas, TX $99,260 20% 33 82% Orlando, FL $102,784 22% 38 67% TOURISM Tampa, FL $104,190 23% 36 78% Charlotte, NC $86,102 22% 34 83% Austin, TX $82,713 21% 35 81% Raleigh/Durham, NC $81,663 21% 33 83% Nashville, TN $81,884 24% 34 79% Houston, TX $82,294 20% 34 84% OIL/GAS Charleston, SC $88,337 25% 33 85% / Same Store $90,855 21% 34 81% PRIMARY EMPLOYMENT SECTORS FOR EXISTING RESIDENTS QTD AT 9/30/2024 Healthcare Technology Finance/ Banking/ Insurance Education Retail Restaurants/ Food Service Government Manufacturing Professional Services Self Employed Same Store 14% 9% 8% 6% 5% 5% 5% 5% 4% 3%

2024 Same Store Pricing Trends Lease Over Lease Average Pricing Growth same store 1Q 2024 2Q 2024 3Q 2024 OCT YTD 2024 EFFECTIVE LEASES NEW LEASE -6.2% -5.1% -5.4% -5.6% RENEWAL 5.0% 4.6% 4.1% 4.4% BLENDED -0.6% 0.1% -0.2% -0.3% Occupancy SAME STORE 1Q 2024 2Q 2024 3Q 2024 OCT YTD 2024 AVG DAILY PHYSICAL OCCUPANCY 95.3% 95.5% 95.7% 95.5% New lease pricing performance improved in 3Q 2024 in 10 of our 15 highest concentration markets + Seasonal deceleration of new lease pricing in October 2024 less than same period in the prior year + Portfolio level new lease pricing performance impacted by high new supply deliveries in Austin + Renewals remained within expected range through October 2024 + Only 16% annual leasing volume occurring in seasonally slower 4Q 2024 Development | MAA Robinson | Orlando, FL

Full Year 2024 Same Store Outlook Property Revenue Growth [0.25% … 0.50% … 0.75%] Effective Rent Growth1 [0.25% … 0.35% … 0.45%] Average Physical Occupancy Steady occupancy expected for full year [95.4% … 95.5% … 95.6%] REVENUE Property Expense Growth [3.25% … 3.75% … 4.25%] Real Estate Tax Growth [1.50% … 2.00% … 2.50%] EXPENSE Property NOI Growth [-1.90% ... -1.30% … -0.70%] NOI 2024 FULL YEAR GUIDANCE MIDPOINT 1 Effective Rent Growth differs from blended lease over lease pricing growth. Blended lease over lease pricing growth, as reflected in the prior slide, refers to new and renewal lease pricing effective during the period stated as compared to the prior lease. Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Please refer to the accompanying Appendix at the end of this presentation for a full definition of Average Effective Rent per Unit. Development | MAA Westglenn | Denver, CO

2024 Core FFO and Investment Outlook Full Year 20242 [$8.80 … $8.88 … $8.96] Q4 20243 [$2.15 … $2.23 … $2.31] CORE FFO/SHARE1 CAPITAL SPEND INITIATIVES Kitchen & Bath Redevelopment 5K to 6K units in 2024 [$36M … $40M … $44M] Repositioning Program 6 new properties started in 3Q 2024 [$8M … $10M … $12M] Smart Home Investment Final wave of 4K to 5K units to be installed in 2024 [$7M … $8M … $9M] MULTIFAMILY TRANSACTIONS/FINANCING Acquisitions [$350M … $400M … $450M] Dispositions [$80M … $85M … $90M] Development Funding Wholly-owned and pre-purchase JV deals [$300M … $350M … $400M] Debt Issuance 1Q 2024 Issuance: $350M 2Q 2024 Issuance: $400M 4Q 2024 Issuance: ~$350M 1 In this context, per Share means per diluted common share and unit. 2 Forecasted earnings of $4.45 to $4.61 per diluted common share ($4.53 midpoint) for full year 2024. 3 MAA does not forecast quarterly Earnings per diluted common share as MAA cannot predict forecasted transaction timing within a particular quarter (rather than during the year). 4 Property management expenses and General and administrative expenses as noted in Company filings 2024 GUIDANCE 2024 FULL YEAR GUIDANCE 2024 FULL YEAR GUIDANCE MIDPOINT MIDPOINT MIDPOINT CORPORATE EXPENSES Total Overhead4 Asset Management / Tech / Regional Support + G&A [$127.5M … $128.5M … $129.5M] 2024 FULL YEAR GUIDANCE MIDPOINT

Key Variables for 2025 FY 2024 FORECASTED GROWTH FY 2025 EXPECTED GROWTH Same Store Operating Expenses 3.75%  Property Taxes 2%  Expected 3% (+/-) range in 2025; not expecting same appeal benefits as 2024 Personnel 4%  Slight decrease expected Repair & Maintenance 3% / Flat to slight increase expected Utilities 3%  Office Ops/Marketing 10%  Decrease expected; some pressure in 1H 2025 expected in Marketing Insurance 8%  Flat July 2024 renewal impacting 1H 2025; 5% to 10% expected increase at July 2025 renewal G&A Expected in line with historical growth range of 3% to 5% Interest Similar floating rate exposure to 2024; investment funding and 2H 2025 bond maturity; expecting 3 to 4 rate cuts Expected 2025 earn-in of approximately -0.15% to -0.50% based on pricing through October; actual earn-in will vary based on the mix of new leases versus renewal leases written during November/December Pricing performance expected to improve as new supply declines, with continued strong absorption Pricing environment likely to shift in spring/summer leasing season with continued improvement in year-over-year trends Occupancy, Collections and Resident Turnover expected to be consistent with 2024 results Other Revenue (10% Total Revenues) expected to grow in 2% to 3% range revenue considerations expense considerations  Higher growth relative to 2024F  Growth in line with 2024F  Lower growth relative to 2024F Redevelopment and repositioning programs expected to increase pace from 2024 levels with expected improvement of pricing environment Expect to maintain $1 billion pipeline of active developments throughout 2025 (3 to 4 new projects expected in 2025) Actively leasing up recently completed developments and 2024 acquisitions Expect to be active in transaction market Internal and external growth balance sheet considerations $400 million / 4.0% debt maturing in November 2025 Funding for current and new development projects expected to be in $250M to $350M range Expect to be a net buyer in line with 2024 volume

Supply Pressure Expected to Decrease in 2025 Source: Company, RealPage Market Analytics, Yardi Matrix 1 Unit-weighted supply pressure forecasted by applying estimated construction and lease-up timelines to construction starts as a percentage of inventory. Peak supply pressure indicates period at which maximum lease-ups are active. 2 2025 Expected Lease-over-Lease Blended Pricing performance for MAA Same Store market compared to forecasted prior year performance. 3 MAA Same Store markets of Northern Virginia, Maryland and Fredericksburg are combined in Washington, DC market. SAME STORE MARKET 3Q 2024 % TOTAL NOI ESTIMATED TIMING PEAK SUPPLY PRESSURE1 2024F-2025F CHANGE IN SUPPLY PRESSURE1 2025F RELATIVE PERFORMANCE2 Washington, D.C.3 5.4% 4Q 2024 -6%  Charleston, SC 3.8% 3Q 2024 -17%  Houston, TX 4.2% 2Q 2024 -23%  Charlotte, NC 6.1% 3Q 2024 -14%  Raleigh-Durham, NC 5.4% 3Q 2024 -19%  Tampa, FL 7.3% 3Q 2024 -12%  Dallas-Fort Worth, TX 12.7% 2Q 2024 -18%  Orlando, FL 7.3% 1Q 2024 -25%  Nashville, TN 4.8% 2Q 2024 -19%  Phoenix, AZ 3.5% 4Q 2024 -6%  Atlanta, GA 11.7% 2Q 2024 -21%  Jacksonville, FL 3.2% 2Q 2024 -15%  Austin, TX 5.4% 2Q 2024 -17%  TOTAL SAME STORE 2Q 2024 -17%  Market Supply Pressure and Relative Pricing Performance Market Supply Outlook Most major MAA markets saw a decline in starts beginning around 3Q 2022. + We project the highest level of supply pressure (as measured by number of units in lease-up) to be slightly over two years after the peak of construction starts, meaning our major markets are well positioned to see decreasing supply pressure in 2025. Market Performance Expectations for 2025 With expected decreasing supply in 2025, we expect pricing performance improvement during the busy leasing season, relative to 2024, in many of our markets. Ranked by September YTD Lease Over Lease Blended Pricing Performance  Higher growth relative to 2024F  Growth in line with 2024F  Lower growth relative to 2024F

High Absorption and Slowing Starts Quarterly Absorption in MAA and REIT Peer Markets (% of total units) High Absorption MAA Markets have displayed stronger absorption than REIT peer markets in all quarters since Q1 2020 except two. Unseasonably strong absorption for 1H 2024 highlights the demand strength in MAA Markets. Starts in MAA and REIT Peer Markets (% of total units) Slowing Starts MAA Markets consistently show a higher level of starts than REIT Peer Markets, but MAA Markets have also shown a higher recent drop off in starts setting up for an improving 2025 and notably low supply 2026. High construction costs and elevated interest rates make a near-term pickup in starts unlikely. Source: RealPage Market Analytics Note: REIT Peers include AVB, CPT, EQR, ESS and UDR

Positive Outlook for 2025 and Beyond Absorption Continues (Concessions Abate Sunbelt Supply Slows Absorption Continues (Concessions Abate) Sunbelt Supply Slows Sunbelt Demand Outperforms Interest Rates Steady Strong Resident Profile Platform Initiatives/ Margin Expansion Redevelopment Opportunities Repositioning Projects Expanded Development Pipeline/Higher Earnings Growth Acquisition Opportunities The convergence of Sunbelt market dynamics & MAA’s growth initiatives suggests OUTPERFORMANCE starting in 2025 EXTERNAL MOMENTUM INTERNAL MOMENTUM

Steady Demand Drivers for MAA Markets Move-ins from Non-MAA States Trailing 12 Months at 09/30/2024 CA | NY | IL | NJ | MA | WA 50% Of Move-ins from Non-MAA States Came from Peer Coastal/Gateway States MAA markets continue to capture positive in-migration trends; migration outside our markets remains steady at 4% – 5% of our move-outs. In-Migration Trailing 12 Months at 09/30/2024 From Coastal/Gateway State to Top MAA Markets (defined as >3% 3Q 2024 SS NOI) Trend lines reflect top three MAA markets capturing migration from each of the following states: CA, NY, IL, NJ, MA, WA. MAA Market Charleston | Nashville Phoenix | Tampa 1 Source: RealPage Market Analytics, Moody’s Economy.com, Census Bureau 2025 Forecasted Demand Drivers Outperform REIT Peer Markets1 Demand fundamentals expected to remain strong into 2025 for MAA Markets relative to REIT Peer Markets. >/= 14% TO MAA Portfolio Migration Trends Note: Data for REIT Peer Markets weighted by unit; REIT Peers include AVB, CPT, EQR, ESS and UDR.

Diversified Portfolio & Price Point Capture Demand, Help Ease Supply Pressure Submarket Supply Look1 MAA rents average approximately $270/unit less than new supply in our submarkets driving a better value proposition for the prospective renter and appealing to a broader segment of the renter market MAA submarket diversification within markets helps mitigate effect of urban-focused supply wave 1 Data from RealPage Market Analytics (supply deliveries, rent gap) 2 Percentage based on number of existing units 3 Deliveries within past year in MAA Same Store submarkets where rent data is available from RealPage. MAA properties with no recent deliveries nearby are excluded from analysis. 4 Total moveouts refers to Resident Turnover as defined in this presentation's accompanying Appendix MAA’s Broad Demand Band MAA’s rent profile appeals to the broadest band of renters within our markets. Around 38% of our units are priced at least $250/month below recent deliveries in the same submarket, and another 11% of our units are in submarkets without any recent deliveries.1,3 MAA’s extensive market, submarket & property class diversification MAA’s rent price point, appealing to broad segment of the rental market a level of protection against supply pressure total moveouts4 42.8% % of moveouts to home-buying 11.5% % of moveouts to single family rentals 4.2% RECORD LOW Starts in MAA Markets (% of total units)1,2 With starts in our markets trending downward starting in 4Q22, we expect deliveries to follow a similar trend lagged by 2 years. Increasing Home Ownership vs Renting Affordability Gap MAA’s record low percentage of move-outs to single family homes highlights the impact that high single family home prices paired with elevated interest rates have on single family home affordability. 3Q 2024 | Same Store PEAK STARTS

Robust Job Creation in MAA Markets Georgia ATLANTA Hyundai-SK EV Battery Plant 3,500 Jobs | $4.5B Investment Expected Production 2025 SAVANNAH Hyundai Group Meta Plant EV & Battery Plant 8,100 Jobs | $5.5B Investment Expected Production 2025 Texas AUSTIN Samsung Electronics Co Chip Plant 2,000 Jobs | $25B Investment Expected Production 2025 DALLAS/FORT WORTH Texas Instruments Semiconductor Plant 3,000 Jobs | $30B Investment Expected Production 2025 HEADQUARTER MOVES Tesla…Palo Alto, CA > AUSTIN, TX Oracle2…San Francisco, CA > AUSTIN, TX Caterpillar…Chicago, IL > DALLAS, TX Chevron…San Ramon, CA > HOUSTON, TX Hewlett Packard Enterprise… San Jose, CA > HOUSTON, TX Boeing…Chicago, IL > NORTHERN VIRGINIA Raytheon…Boston, MA > NORTHERN VIRGINIA S Carolina GREENVILLE BMW EV & Battery Plant 300 Jobs | $1.7B Investment Expected Production 2026 Arizona PHOENIX Taiwan Semiconductor Mfg Semiconductor Plant 4,500 Jobs | $40B Investment Expected Production 2025 Intel Chip Plant 3,000 Jobs | $20B Investment Expected Production 2024 LG Energy Solutions EV Battery Plant 3,000 Jobs | $5.5B Investment Expected Production 2025/2026 Tennessee NASHVILLE Oracle Regional Campus2 8,500 Jobs | $1.35B Investment Land Investments Underway GM:Ultium Cells EV Battery Plant 1,300 Jobs | $2.3B Investment Expected Production 2024 Kentucky LOUISVILLE Ford-SK EV Battery Plant 5,000 Jobs | $5.8B Investment Expected Production 2026 Kansas KANSAS CITY Panasonic EV Battery Plant 4,000 Jobs | $4B Investment Expected Production 2025 Clean Energy Projects REPRESENT MEANINGFUL PART OF OVERALL JOB CREATION N Carolina RALEIGH Vinfast EV Plant 7,500 Jobs | $4B Investment Expected Production 2025 1 Information gathered from public sources and is provided for illustrative purposes and is not all-inclusive. MAA makes no guarantee regarding announced projects, including if said projects will be started, completed or be completed at the level of investment announced or provide the anticipated number of jobs announced. 2 News reports quote company Executive Chairman and Chief Technology Officer, Larry Ellison indicating Nashville will be eventual location of Oracle’s world headquarters. Thousands of jobs coming to our markets with well over $100 billion expected investment

Compelling Acquisition Opportunities Emerging MAA Central Ave Phoenix, AZ ACQUIRED 4Q 2023 MAA Optimist Park Charlotte, NC ACQUIRED 4Q 2023 MAA Vale Raleigh, NC ACQUIRED 2Q 2024 MAA Boggy Creek Orlando, FL ACQUIRED 3Q 2024 Recently Acquired Communities in Initial Lease-up Expected to Create Average Stabilized NOI Yields of ~6%

Acquisitions and Developments Poised to Deliver Additional Value ACTIVE DEVELOPMENTS AT 9/30/2024 PROPERTY MSA UNITS EXPECTED COST (IN MILLIONS) EXPECTED 1ST OCCUPANCY EXPECTED STABILIZATION1 Novel Val Vista 2,3 Phoenix, AZ 317 $ 79.8 4Q 2023 3Q 2025 MAA Milepost 35 3 Denver, CO 352 125.0 4Q 2023 3Q 2025 MAA Nixie 3 Raleigh/Durham, NC 406 145.5 3Q 2024 3Q 2026 MAA Breakwater Tampa, FL 495 197.5 1Q 2025 1Q 2027 Modera Liberty Row 4 Charlotte, NC 239 112.0 3Q 2025 4Q 2026 MAA Plaza Midwood 5 Charlotte, NC 302 101.5 2Q 2026 4Q 2027 Modera Chandler 5 Phoenix, AZ 345 117.5 2Q 2026 4Q 2027 MAA Porter Richmond, VA 306 99.5 1Q 2027 1Q 2028 TOTAL ACTIVE DEVELOPMENTS 2,762 $978.3 LEASE-UP COMMUNITIES AT 9/30/2024 ACTIVE LEASE-UPS AT 9/30/23 PROPERTY MSA UNITS COST TO DATE (IN MILLIONS) PHYSICAL OCCUPANCY EXPECTED STABILIZATION1 MAA Optimist Park Charlotte, NC 352 $106.8 85.5% 4Q 2024 ACQUISITION | 4Q23 MAA Boggy Creek Orlando, FL 310 83.7 89.7% 4Q 2024 ACQUISITION | 3Q24 Novel West Midtown 2,3 Atlanta, GA 340 91.3 78.8% 1Q 2025 DEVELOPMENT | 3Q23 Novel Daybreak 2,3 Salt Lake City, UT 400 95.0 64.0% 2Q 2025 DEVELOPMENT | 3Q24 MAA Vale Raleigh/Durham, NC 306 81.0 65.0% 2Q 2025 ACQUISITION | 2Q24 TOTAL LEASE-UPS 1,708 $457.8 76.2% Source: Company 3Q 2024 Earnings Release Supplemental 1 Communities considered stabilized when achieving 90% average physical occupancy for 90 days 2 MAA owns 80% of joint venture that owns property; right to purchase remainder after stabilization 3 Active or recently completed development projects currently leasing. 4 MAA financing 3rd party development of property; option for purchase after stabilization 5 MAA owns 95% of joint venture that owns property; right to purchase remainder after stabilization 6 Value creation calculated using adjusted proforma stabilized NOI for current development projects and lease-up communities at a 5.0% cap rate, less expected investment basis All Active Developments + Completed Developments in Initial Lease-up AT 9/30/2024 $65M - $75M EXPECTED TOTAL STABILIZED INCREMENTAL NOI $269M EXPECTED TOTAL VALUE CREATION6 6.1% EXPECTED AVERAGE STABILIZED NOI YIELD Active Developments Currently Leasing + Completed Developments in Initial Lease-up AT 9/30/2024 Completed ACQUISITION In Initial Lease-up Subsequent to 3Q 2024 ~ $106M

Development Program Expands Revenue Growth Potential MAA Nixie | NOW LEASING Raleigh, NC MAA Breakwater Tampa, FL Novel Val Vista | NOW LEASING Phoenix, AZ MAA Milepost 35 | NOW LEASING Denver, CO MAA Plaza Midwood Charlotte, NC Modera Chandler Phoenix, AZ Combination of In-House and “Pre-Purchase”* Development Supports Continued Value Creation *Pre-purchase developments are joint ventures and/or financing arrangements with outside developers with MAA acquiring full ownership following the stabilized lease-up of the community. See definition of Lease-up Communities in this presentation’s accompanying Appendix PRE-PURCHASE PRE-PURCHASE PRE-PURCHASE Established history and success of disciplined capital deployment Design and investment managed from an owner/operator perspective; long-term margins optimized Modera Liberty Row Charlotte, NC MAA Porter Richmond, VA PRE-PURCHASE FINANCING

2024 and Future Development Expectations msa Units STATUS Denver, CO 219 Q4 2024 Start Denver, CO 259 Owned Orlando, FL 698 Owned Denver, CO 181 Owned Raleigh, NC 225 Controlled Denver, CO 429 Owned Denver, CO 520 Owned Atlanta, GA 294 Owned TOTAL 2,825 2024  2025 Development Pipeline EXPECTED TO BE MAINTAINED AT APPROXIMATELY $1 Billion Additional Opportunities: DENVER | ORLANDO RALEIGH | ATLANTA $32M EXPECTED TOTAL STABILIZED INCREMENTAL NOI $133M EXPECTED TOTAL VALUE CREATION1 2024 DEVELOPMENT STARTS 1 Value creation calculated using adjusted proforma stabilized NOI for expected 2024 development projects at a 5.0% cap rate, less expected investment basis Future Development Pipeline: Land Sites 5 MAA Milepost 35, Denver, CO ~$508M total starts for 2024

Unit Interior Upgrades Continues to Drive Higher Value Property Redevelopment Program Opportunity Approximately 8K units identified for redevelopment across Same Store portfolio with potential to create additional rent growth value SCOPE Redevelopments are performed on turn at select communities (properties remain in Same Store group), minimizing down time and allowing us to continually refine the program with real-time improvements Standard program includes kitchen and bath upgrades Stainless ENERGY STAR-rated appliances Countertop replacement Updated cabinetry Water efficient plumbing fixtures Energy efficient light fixtures Flooring ~25K unit upgrades from 2021-2024F 2021 2022 2023 2024F Production 6,360 6,574 6,858 5,000 – 6,000 Average Per Unit Cost $5,893 $6,109 $6,453 $6,000 – $7,000 Average Rent Increase 12.2% 10.0% 7.1% 7.0% – 8.0% PROGRAM RESULTS Kitchen Update MAA Gateway, Charlotte, NC Before After Redevelopment Program provides opportunity to further green our portfolio.

Repositioning Select Properties to Drive Additional Value MAA Harbour Island | Tampa, FL Updated and Expanded Fitness Centers Co-working Areas to Support Remote Work Desirable Amenities MAA Gardens | Atlanta, GA MAA Gateway (Pet Spa) | Charlotte, NC Exterior Amenities for Today’s Lifestyles MAA Worthington | Dallas, TX Property Repositioning Program Thoughtful Upgrades to Maximize Revenue Program includes upgrade of amenities, exteriors and common areas to keep pace with market demand Candidates evaluated on location, potential for rent growth, competition and incoming supply Full community repriced upon project completion Expected total spend of $17M on 6 projects started in 2024 All completed projects fully and/or partially repriced averaged approximately 14% cash on cash return with $106/unit rent increase (above market increase) in 2023 6 Project Starts in 3Q 2024 Before After

Technology Advances Enhance Operations and Add Value Mobile control of locks, lights and thermostat as well as leak detection provides additional resident value Additional synergy opportunities in repairs and maintenance, capex, and vacant and house electric charges Continued upgrades and expansion will enhance quality of self touring experience 94K+ total units installed through 3Q 2024 Approximately $25/unit additional monthly rent revenue1 Smart Home Technology Nears Completion New 24/7 Central Call Center Platform Enhanced Online Recruiting Tools Utility Monitoring Enhancements SightPlan – Mobile Inspections for Service Technicians Enhanced Company Website and Data Analysis Virtual Leasing: Artificial Intelligence, Chat, and Prospect Engagement Tools New Prospect-centric CRM Platform with Enhanced ILS Syndication and More Seamless Online Leasing Connectivity Automated Call Quality Scoring Platform Automated Maintenance Work Order System Enhanced AI and Chatbot Options Mobile Self Service/Self Touring Application (in pilot) 4K – 5K expected installs in 2024 Mobile App Lighting Control Smart Lock Leak Sensors Smart Thermostat Voice Control 1 Average projected increase upon lease renewal, unit turnover or opt-in for units installed since program inception in 2019. We expect to complete the installation program in 2024. Expect to capture meaningful on-site staffing efficiencies and margin expansion over the next 2 to 3 years through tech initiatives supporting “podding” and “centralization” of proximate communities “Double Play” bulk internet/cable rollout completed at approximately half of our communities

Platform Value Initiatives - Technology Enabled Installations complete by end of 2024 $25-$30 million of NOI (140bps margin) expected in the run rate by the end of 2024 Nearly 1,300 leaks detected through system in 2023; estimated expense/capital savings of $1 million Smart Home Technology $18 million NOI in current run rate for double offering of cable and internet services in units (or Double Play); represents roughly half the portfolio Additional $2 million revenue from marketing agreements for the other half of portfolio Double Play/Telecom Agreements Currently testing ubiquitous wi-fi program with 4 retrofits in 2024; plan to expand to 20-25 properties in 2025 Run rate opportunity of $1 million of additional NOI for those tested; long term opportunity of $40 million or more (avg NOI yield 20%-25%) Community Wi-Fi Enhanced move-out inspection process through mobile maintenance, $1.4 million realized in annual additional revenue Mobile Maintenance Various AI/chat tools in place to help drive and produce quality leads, 24/7/365 Capture and process leasing leads in a more efficient and effective manner Website Testing centralized lease administration duties; transitioning former onsite tasks related to lease application and execution (income and id verification, proof of utilities, lease generation, etc.) to centralized specialists (30K+ hours – time savings - annually) Centralized Lease Administration Outsourcing renters’ insurance procurement and compliance Marginal NOI opportunity of $0.5 million before time savings consideration (8K hours – time savings - annually) Renter’s Insurance LED projects: $2.5 million of annual utilities savings based on projects completed to date, expected run rate of $3 million by the end of 2024 Solar projects: Pilot program with three projects in Austin; expected to generate $200K in annual utilities savings; expandable to multiple markets Smart Irrigation projects: Piloting at four properties with expected utility expense savings through water use reduction of over 3 million gallons annually Sustainability Initiatives 34 property manager pods in place generating nearly $2 million of annual expense savings Podding

Online Leasing Platform Enhances Leasing Efficiency MAA’s Technology Enhancements Expand, Upgrade Leasing Toolbox Objective to create a multi-functional and fully integrated self-service/self-touring leasing platform that results in a seamless, easy to use process for the entire leasing process Technology rollout staggered with careful piloting of complementary platforms Expected margin expansion through personnel, systems and marketing expense savings MAA continues to adopt, develop and deploy innovative solutions to enhance our leasing efficiency and effectiveness as well as our online presence. Recent website updates enhance user experience. Prominent Call to Action buttons to increase and accelerate conversions Personalization strategy focuses on increasing and accelerating online conversions using targeted content and making desired content easier to find Online Reputation Management increases digital curb appeal through online reviews Google Analytics provides concrete data for strategic implementations on the website Community features, floor plans, points of interest and more tailored to each prospect Online conversion tool guides prospects throughout their rental journey with expanded AI technology creating an interactive and personalized experience Multiple tour options available 4.5 OUT OF 5 GOOGLE STAR RATING1 1 Google Star Rating Oct 2024 YTD; 84% 5-star reviews

Strong, Investment Grade Balance Sheet Note: Total Capitalization is defined here as common shares and units outstanding multiplied by the closing stock price on 9/30/2024, plus total debt outstanding at 9/30/2024, plus Preferred stock ($50 redeemable stock price multiplied by total shares outstanding). $19.1B Common Equity $4.9B Total Debt + Preferred Debt + Preferred/Total capitalization: 20.5% credit ratings SHORT TERM LONG TERM OUTLOOK Standard & Poor’s Ratings Services1 A-2 A- STABLE Moody’s Investors Service2 P-2 A3 STABLE Fitch Ratings1 F1 A- STABLE 1 Corporate credit rating assigned to MAA and MAALP (the operating partnership of MAA) 2 Corporate credit rating assigned to MAALP Well-laddered debt with no additional maturities in 2024* Nearly $806 million of combined cash and available capacity under MAALP’s unsecured revolving credit facility; supports increasing development pipeline and acquisition opportunities1 90% fixed debt to protect against higher interest rates1 One of Eight Public REITs to be A- Rated or Above AT 9/30/2024 * Excluding commercial paper 1 As of 9/30/2024

Balance Sheet Strength Positions Us Well for Future Growth Opportunities TOTAL DEBT MATURING 10.1% 8.2% 6.1% 12.3% 8.2% 11.4% 6.1% 9.1% 8.1% 0.0% 20.4% FIXED RATE DEBT INTEREST RATE N/A 4.2% 1.2% 3.7% 4.2% 3.7% 3.1% 1.8% 5.4% 0.0% 4.2% Credit metrics At 9/30/2024 MAA SECTOR AVG2,3 Total debt / adjusted total assets1 28.7% 30.1% Total secured debt / adjusted total assets1 2.1% 3.9% Unencumbered NOI / total NOI 95.8% 91.7% Net Debt / Adjusted EBITDAre4 3.9x 4.8x Consolidated income available for debt service to total annual debt service charge1 7.0x 5.9x Weighted average maturity of debt (in years) 7.0 6.6 Core FFO Payout Ratio5 66.2% 64.6% Debt maturity profile ($ in millions) AT 9/30/2024 1 MAA calculations as specifically defined in Mid-America Apartments, L.P.’s debt agreements. 2 Sector average represents publicly disclosed sector equivalent. 3 Sector constituents include AVB, CPT, EQR, ESS and UDR; data is from 3Q 2024 company filings. 4 Adjusted EBITDAre in this calculation represents the trailing twelve-month period ended September 30, 2024. A reconciliation of the following items and an expanded discussion of their respective components can be found in the accompanying Appendix: (i) Net income to EBITDA, EBITDAre and Adjusted EBITDAre; and (ii) Unsecured notes payable and Secured notes payable to Net Debt. 5 Core FFO Payout Ratio is defined here as 2024 annualized dividend rate divided by full year 2024 forecasted Core FFO/Share per 3Q 2024 company filings. TOTAL DEBT AVG INTEREST RATE 3.8% 1 Debt excluding unsecured revolving credit facility and unsecured commercial paper program. 90% Total Debt is Fixed Rate 1

A Brighter View for Today & Tomorrow: Our Sustainability Commitment 2024 GRESB Public Disclosure Score A 80 100 29 30 51 70 2024 GRESB SCORE THREE GREEN STARS MANAGEMENT SCORE PERFORMANCE SCORE ENERGY USE INTENSITY 35% GREEN HOUSE GAS INTENSITY 45% WATER USE INTENSITY 10% 2018 – 2028 REDUCTION GOALS IMPROVING DISCLOSURES 2024 PORTFOLIO INITIATIVES LED Transition Complete LED retrofit project (96 properties in 2024) Electric Vehicle Charging Stations Expand program (now have total of 529 EV chargers) Building Automation Systems Pilot building automation project Smart Home Technology Complete Smart Home initiative (will be effectively complete by year-end) Smart Irrigation Upgrade to advanced smart irrigation systems at select properties Photovoltaic Solar Pilot Pilot solar projects at select Austin, TX properties (initial engineering complete) As part of our ongoing mission to provide exceptional service and superior value to our stakeholders, we are committed to the responsible stewardship of our resources and the enhancement of programs that support our environmental, social and governance practices. RATING: B 2023 Corporate Sustainability Report Includes GRI | SASB | TCFD UN SDG Disclosures 2023 GRESB RESULTS: SCORE: 78/100; MANAGEMENT: 28/30: PERFORMANCE: 50/70 5th Report Published October 2024 Original goals achieved early – TARGETS RESET RATING: BB 2024

A Brighter View for Today & Tomorrow: Our Sustainability Commitment SUPPORTING ASSOCIATE WELL-BEING Responsive service program and routine surveys Online resident portal for ease of transactions, service request submission and communication Property amenities to promote healthy lifestyles Ongoing resident engagement and events CARING FOR OUR BROADER COMMUNITY 54 homes in 12 states Over 3,500 families helped Nearly 300,000 nights of rest provided Nearly $1 million in funding raised in 2023 Open Arms, now in its 30th year, continues its mission to provide fully-furnished apartment homes in MAA’s existing communities FREE of charge to individuals and families who must travel for critical medical treatment. FOCUSING ON DIVERSITY AND INCLUSION Inclusive Diversity Council Unconscious Bias Training for All Associates Required Annual Training on Harassment and Discrimination for All Associates Enhanced Recruiting Processes Culture Committee Executive and Board Oversight Signatory of CEO Action for Diversity & Inclusion™ Support for Employee Resource Groups HEALTH & WELLNESS Comprehensive Medical, Dental and Vision Insurance; Flexible Spending Accounts; Employee Assistance Program FINANCIAL WELL-BEING Competitive Pay; Associate Minimum Pay, $15/hour; Incentive Bonuses; 401(k) Savings Plan with Company Match; Rent Discount CAREER DEVELOPMENT Ongoing Education and Training Opportunities; Tuition & Certification Reimbursement; Career Mentor Program; Leadership Development BELONGING Strong Company Culture; Robust Communication & Recognition Programs; Inclusive Diversity Council; Associate Surveys; Disaster Relief Program ELEVATING THE RESIDENT EXPERIENCE

Appendix Reconciliation of Non-GAAP Financial Measures Non-GAAP Financial Measures and Other Key Definitions

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS TO FFO, CORE FFO, CORE AFFO AND FAD Included in Other non-operating expense (income) in the Consolidated Statements of Operations. For the three months ended September 30, 2024 and 2023, loss on investments is presented net of tax benefit of $0.1 million and $1.4 million, respectively. For the nine months ended September 30, 2024 and 2023, gain on investments is presented net of tax expense of $0.8 million and $0.1 million, respectively. For the nine months ended September 30, 2024, in accordance with its accounting policies, MAA recognized $8.0 million of accrued legal defense costs that are expected to be incurred through July 2027. Included in Interest expense in the Consolidated Statements of Operations. Amounts in thousands, except per share and unit data   Three months ended September 30,     Nine months ended September 30,       2024     2023     2024     2023   Net income available for MAA common shareholders   $ 114,273     $ 109,810     $ 358,131     $ 389,564   Depreciation and amortization of real estate assets     145,256       145,278       430,470       419,532   Loss on sale of depreciable real estate assets     —       75       25       61   MAA’s share of depreciation and amortization of real estate assets of real estate joint venture     157       153       466       456   Gain on consolidation of third-party development (1)     (11,033)     —       (11,033)     —   Net income attributable to noncontrolling interests     3,035       3,000       9,605       10,633   FFO attributable to common shareholders and unitholders     251,688       258,316       787,664       820,246   Loss on embedded derivative in preferred shares (1)     18,257       11,250       14,451       1,863   Gain on sale of non-depreciable real estate assets     —     —       —       (54) Loss (gain) on investments, net of tax (1)(2)     533       5,166       (2,873)     (603) Casualty related (recoveries) charges, net (1)     (5,714)     217       (9,664)     588   Gain on debt extinguishment (1)     —       (57)     —       (57) Legal costs, settlements and (recoveries), net (1)(3)     —       —       8,000       (1,600) Mark-to-market debt adjustment (4)     —       —       —       (25) Core FFO attributable to common shareholders and unitholders     264,764       274,892       797,578       820,358   Recurring capital expenditures     (33,535)     (36,368)     (88,810)     (85,367) Core AFFO attributable to common shareholders and unitholders     231,229       238,524       708,768       734,991   Redevelopment capital expenditures     (12,769)     (19,723)     (33,767)     (77,442) Revenue enhancing capital expenditures     (21,924)     (19,123)     (60,566)     (51,168) Commercial capital expenditures     (1,211)     (2,104)     (4,281)     (4,540) Other capital expenditures     (24,183)     (6,554)     (47,158)     (23,109) FAD attributable to common shareholders and unitholders   $ 171,142     $ 191,020     $ 562,996     $ 578,732                             Dividends and distributions paid   $ 176,329     $ 167,766     $ 528,824     $ 501,620                             Weighted average common shares - diluted     116,820       116,711       116,758       116,613   FFO weighted average common shares and units - diluted     119,954       119,833       119,919       119,683                             Earnings per common share - diluted:                         Net income available for common shareholders   $ 0.98     $ 0.94     $ 3.07     $ 3.34                             FFO per Share - diluted   $ 2.10     $ 2.16     $ 6.57     $ 6.85   Core FFO per Share - diluted   $ 2.21     $ 2.29     $ 6.65     $ 6.85   Core AFFO per Share - diluted   $ 1.93     $ 1.99     $ 5.91     $ 6.14

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS TO NET OPERATING INCOME Dollars in thousands   Three Months Ended     Nine Months Ended       September 30, 2024     June 30, 2024     September 30, 2023     September 30, 2024     September 30, 2023   Net income available for MAA common shareholders   $ 114,273     $ 101,031     $ 109,810     $ 358,131     $ 389,564   Depreciation and amortization     146,722       145,022       146,702       434,764       424,175   Property management expenses     17,265       17,201       16,298       54,461       50,317   General and administrative expenses     12,728       12,671       13,524       42,444       43,329   Interest expense     42,726       41,265       36,651       124,352       110,655   Loss on sale of depreciable real estate assets     —       23       75       25       61   Gain on sale of non-depreciable real estate assets     —       —     —       —       (54) Other non-operating expense (income)     1,678       19,244       16,493       (2,604)     (3,966) Income tax expense (benefit)     670       1,020       (209)     3,485       3,596   Income from real estate joint venture     (454)     (469)     (447)     (1,405)     (1,214) Net income attributable to noncontrolling interests     3,035       2,709       3,000       9,605       10,633   Dividends to MAA Series I preferred shareholders     922       922       922       2,766       2,766   Total NOI   $ 339,565     $ 340,639     $ 342,819     $ 1,026,024     $ 1,029,862                                   Same Store NOI   $ 327,267     $ 328,280     $ 332,973     $ 990,130     $ 1,001,513   Non-Same Store and Other NOI     12,298       12,359       9,846       35,894       28,349   Total NOI   $ 339,565     $ 340,639     $ 342,819     $ 1,026,024     $ 1,029,862

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET INCOME TO EBITDA, EBITDAre AND ADJUSTED EBITDAre (1) Included in Other non-operating expense (income) in the Consolidated Statements of Operations. During the twelve months ended September 30, 2024, in accordance with its accounting policies, MAA recognized $8.5 million of accrued legal defense costs that are expected to be incurred through July 2027. Dollars in thousands   Three Months Ended     Twelve Months Ended       September 30, 2024     September 30, 2023     September 30, 2024     December 31, 2023   Net income   $ 118,230     $ 113,732     $ 535,370     $ 567,831   Depreciation and amortization     146,722       146,702       575,652       565,063   Interest expense     42,726       36,651       162,931       149,234   Income tax expense     670       (209)     4,633       4,744   EBITDA     308,348       296,876       1,278,586       1,286,872   Loss on sale of depreciable real estate assets     —       75       26       62   Gain on consolidation of third-party development (1)     (11,033)     —       (11,033)     —   Adjustments to reflect MAA’s share of EBITDAre of an unconsolidated affiliate     340       340       1,356       1,350   EBITDAre     297,655       297,291       1,268,935       1,288,284   Loss (gain) on embedded derivative in preferred shares (1)     18,257       11,250       (5,940)     (18,528) Gain on sale of non-depreciable real estate assets     —     —       —       (54) Loss (gain) on investments (1)     648       6,547       (7,369)     (4,449) Casualty related (recoveries) charges, net (1)     (5,714)     217       (9,272)     980   Gain on debt extinguishment (1)     —       (57)     —       (57) Legal costs, settlements and (recoveries), net (1)(2)     —       —       5,146       (4,454) Adjusted EBITDAre   $ 310,846     $ 315,248     $ 1,251,500     $ 1,261,722

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF UNSECURED NOTES PAYABLE AND SECURED NOTES PAYABLE TO NET DEBT RECONCILIATION OF TOTAL ASSETS TO GROSS ASSETS RECONCILIATION OF REAL ESTATE ASSETS, NET TO GROSS REAL ESTATE ASSETS Dollars in thousands                 September 30, 2024     December 31, 2023   Unsecured notes payable   $ 4,515,733     $ 4,180,084   Secured notes payable     360,235       360,141   Total debt     4,875,968       4,540,225   Cash and cash equivalents     (50,232)     (41,314) Net Debt   $ 4,825,736     $ 4,498,911   (1) Included in Assets held for sale in the Consolidated Balance Sheets. (1) Included in Assets held for sale in the Consolidated Balance Sheets. Dollars in thousands                 September 30, 2024     December 31, 2023   Total assets   $ 11,756,252     $ 11,484,503   Accumulated depreciation     5,217,893       4,864,690   Accumulated depreciation for Assets held for sale (1)     10,367       —   Gross Assets   $ 16,984,512     $ 16,349,193   Dollars in thousands                 September 30, 2024     December 31, 2023   Real estate assets, net   $ 11,439,345     $ 11,183,905   Accumulated depreciation     5,217,893       4,864,690   Assets held for sale, net     15,321       —   Accumulated depreciation for Assets held for sale (1)     10,367       —   Cash and cash equivalents     50,232       41,314   Gross Real Estate Assets   $ 16,733,158     $ 16,089,909

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF EARNINGS PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER DILUTED SHARE FOR FULL YEAR 2024 GUIDANCE Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on non- depreciable assets; gain or loss on investments, net of tax; casualty related (recoveries) charges, net, gain or loss on debt extinguishment, legal costs, settlements and (recoveries), net, and mark-to-market debt adjustments.     Full Year 2024 Guidance Range       Low     High   Earnings per common share – diluted   $ 4.45     $ 4.61   Real estate depreciation and amortization     4.83       4.83   Gains on sale of depreciable assets (0.47) (0.47) Gain on consolidation of third-party development     (0.09)     (0.09) FFO per Share – diluted     8.72       8.88   Non-Core FFO items (1)     0.08     (0.08) Core FFO per Share – diluted     8.80       8.96   Recurring capital expenditures     (0.96)     (0.96) Core AFFO per Share - diluted   $ 7.84     $ 8.00

Non-GAAP Financial Measures Adjusted EBITDAre For purposes of calculations in this release, Adjusted Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or Adjusted EBITDAre, represents EBITDAre further adjusted for items that are not considered part of MAA’s core operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, casualty related charges (recoveries), net, gain or loss on debt extinguishment and legal costs, settlements and (recoveries), net. As an owner and operator of real estate, MAA considers Adjusted EBITDAre to be an important measure of performance from core operations because Adjusted EBITDAre excludes various income and expense items that are not indicative of operating performance. MAA’s computation of Adjusted EBITDAre may differ from the methodology utilized by other companies to calculate Adjusted EBITDAre. Adjusted EBITDAre should not be considered as an alternative to Net income as an indicator of operating performance. Core Adjusted Funds from Operations (Core AFFO) Core AFFO is composed of Core FFO less recurring capital expenditures. Because net income attributable to noncontrolling interests is added back, Core AFFO, when used in this release, represents Core AFFO attributable to common shareholders and unitholders. Core AFFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers Core AFFO to be an important measure of performance from operations because Core AFFO measures the ability to control revenues, expenses and recurring capital expenditures. Core Funds from Operations (Core FFO) Core FFO represents FFO as adjusted for items that are not considered part of MAA’s core business operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares; gain or loss on sale of non-depreciable assets; gain or loss on investments, net of tax; casualty related charges (recoveries), net; gain or loss on debt extinguishment; legal costs, settlements and (recoveries), net, and mark-to-market debt adjustments. Because net income attributable to noncontrolling interests is added back, Core FFO, when used in this release, represents Core FFO attributable to common shareholders and unitholders. While MAA's definition of Core FFO may be similar to others in the industry, MAA’s methodology for calculating Core FFO may differ from that utilized by other REITs and, accordingly, may not be comparable to such other REITs. Core FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that Core FFO is helpful in understanding its core operating performance between periods in that it removes certain items that by their nature are not comparable over periods and therefore tend to obscure actual operating performance. EBITDA For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization, or EBITDA, is composed of net income plus depreciation and amortization, interest expense, and income taxes. As an owner and operator of real estate, MAA considers EBITDA to be an important measure of performance from core operations because EBITDA excludes various expense items that are not indicative of operating performance. EBITDA should not be considered as an alternative to Net income as an indicator of operating performance. EBITDAre For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or EBITDAre, is composed of EBITDA further adjusted for the gain or loss on sale of depreciable assets, gain on consolidation of third-party development and adjustments to reflect MAA’s share of EBITDAre of an unconsolidated affiliate. As an owner and operator of real estate, MAA considers EBITDAre to be an important measure of performance from core operations because EBITDAre excludes various expense items that are not indicative of operating performance. While MAA’s definition of EBITDAre is in accordance with NAREIT’s definition, it may differ from the methodology utilized by other companies to calculate EBITDAre. EBITDAre should not be considered as an alternative to Net income as an indicator of operating performance.

Non-GAAP Financial Measures Funds Available for Distribution (FAD) FAD is composed of Core FFO less total capital expenditures, excluding development spending, property acquisitions, capital expenditures relating to significant casualty losses that management expects to be reimbursed by insurance proceeds and corporate related capital expenditures. Because net income attributable to noncontrolling interests is added back, FAD, when used in this release, represents FAD attributable to common shareholders and unitholders. FAD should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers FAD to be an important measure of performance from core operations because FAD measures the ability to control revenues, expenses and capital expenditures. Funds From Operations (FFO) FFO represents net income available for MAA common shareholders (calculated in accordance with GAAP) excluding gain or loss on disposition of operating properties, asset impairment and gain on consolidation of third-party development, plus depreciation and amortization of real estate assets, net income attributable to noncontrolling interests and adjustments for joint ventures. Because net income attributable to noncontrolling interests is added back, FFO, when used in this release, represents FFO attributable to common shareholders and unitholders. While MAA’s definition of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other companies and, accordingly, may not be comparable to such other companies. FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that FFO is helpful in understanding operating performance in that FFO excludes depreciation and amortization of real estate assets. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Gross Assets Gross Assets represents Total assets plus Accumulated depreciation and Accumulated depreciation for Assets held for sale. MAA believes that Gross Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Gross Real Estate Assets Gross Real Estate Assets represents Real estate assets, net plus Accumulated depreciation, Assets held for sale, net, Accumulated depreciation for Assets held for sale, Cash and cash equivalents and 1031(b) exchange proceeds included in Restricted cash. MAA believes that Gross Real Estate Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Net Debt Net Debt represents Unsecured notes payable and Secured notes payable less Cash and cash equivalents and 1031(b) exchange proceeds included in Restricted cash. MAA believes Net Debt is a helpful tool in evaluating its debt position. Net Operating Income (NOI) Net Operating Income represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties held during the period, regardless of their status as held for sale. NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance. Non-Same Store and Other NOI Non-Same Store and Other NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties classified within the Non-Same Store and Other Portfolio during the period. Non-Same Store and Other NOI includes storm-related expenses related to severe weather events, including hurricanes and winter storms. Non-Same Store and Other NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Non-Same Store and Other NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

Definitions of Non-GAAP Financial Measures and Other Key Definitions Same Store NOI Same Store NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties classified within the Same Store Portfolio during the period. Same Store NOI excludes storm-related expenses related to severe weather events, including hurricanes and winter storms. Same Store NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Same Store NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance. OTHER KEY DEFINITIONS Average Effective Rent per Unit Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Leasing concessions represent discounts to the current market rate. MAA believes average effective rent is a helpful measurement in evaluating average pricing. It does not represent actual rental revenue collected per unit. Average Physical Occupancy Average Physical Occupancy represents the average of the daily physical occupancy for an applicable period. Development Communities Communities remain identified as development until certificates of occupancy are obtained for all units under development. Once all units are delivered and available for occupancy, the community moves into the Lease-up Communities portfolio. Lease-up Communities New acquisitions acquired during lease-up and newly developed communities remain in the Lease-up Communities portfolio until stabilized. Communities are considered stabilized when achieving 90% average physical occupancy for 90 days. Non-Same Store and Other Portfolio Non-Same Store and Other Portfolio includes recently acquired communities, communities in development or lease-up, communities that have been disposed of or identified for disposition, communities that have experienced a significant casualty loss, stabilized communities that do not meet the requirements defined by the Same Store Portfolio, retail properties and commercial properties. Resident Turnover Resident turnover represents resident move outs excluding transfers within the Same Store Portfolio as a percentage of expiring leases on a trailing twelve month basis as of the end of the reported quarter. Same Store Portfolio MAA reviews its Same Store Portfolio at the beginning of each calendar year, or as significant transactions or events warrant. Communities are generally added into the Same Store Portfolio if they were owned and stabilized at the beginning of the previous year. Communities are considered stabilized when achieving 90% average physical occupancy for 90 days. Communities that have been approved by MAA’s Board of Directors for disposition are excluded from the Same Store Portfolio. Communities that have experienced a significant casualty loss are also excluded from the Same Store Portfolio.